SUPPLEMENT TO THE
SPARTAN(registered trademark) HIGH INCOME FUND PROSPECTUS
DATED JUNE 24, 1995
Effective January 19, 1990, the following information replaces the similar information found in the section entitled "FMR and Its Affiliates," beginning on page 8.
Thomas Soviero is manager of Spartan High Income Fund, which he has managed since January 1996. He also manages several institutional high yield bond accounts. Previously, he served as an analyst and director of high yield research. Mr. Soviero joined Fidelity in 1989.